UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22137
Oppenheimer Master Loan Fund, LLC
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 09/30/2010

Item 1. Reports to Stockholders.

September 30, 2010

Oppenheimer

Master Loan Fund, LLC

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Corporate Loans Industries

Media	19.0%
Commercial Services & Supplies	7.5
Health Care Providers & Services	6.4
Electric Utilities	6.0
Chemicals	5.4
Aerospace & Defense	5.1
Hotels, Restaurants & Leisure	4.9
Machinery	3.6
Containers & Packaging	3.6
IT Services	3.5
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on net assets.
Credit Allocation

Credit Rating Breakdown	NRSRO Only Total

AAA	3.2%
BBB	3.2
BB	35.4
B	49.0
CCC	7.2
C	0.6
D	0.3
Unrated	1.1

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of September 30, 2010 and are subject to change. All securities except those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSRO’s have assigned a rating to a security, the highest rating is used. Securities issued or guaranteed by the U.S. government or an agency or instrumentality thereof are assigned a credit rating equal to the sovereign credit rating assigned to the U.S. by S&P. A similar process is used for securities issued or guaranteed by a foreign sovereign or supranational entity. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned the Fund’s S&P rating, which is currently AAA. Unrated securities do not necessarily indicate low credit quality. “Investment-grade” securities are securities rated within the NRSRO’s four highest rating categories. Securities not rated by an NRSRO may or may not be equivalent of investment grade. Please consult the Fund’s prospectus for further information. Additional information can be found in the Fund’s Statement of Additional Information.
4 | OPPENHEIMER MASTER LOAN FUND, LLC

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund’s performance during its fiscal period ended September 30, 2010, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the 12-month period ended September 30, 2010, Oppenheimer Master Loan Fund, LLC returned 11.85%, outperforming its benchmark, the Credit Suisse Leveraged Loan Index, which returned 10.34%.
     The economic recovery that began early in 2009 continued during the reporting period as corporate earnings improved and the labor market appeared to stabilize. The economic expansion was sparked, in part, by historically low short-term interest rates from the Federal Reserve Board and a massive stimulus program adopted by the Federal Government. Improving economic conditions helped lift the prices not just of bank loans, but also of other higher yielding fixed-income securities, including investment-grade and high yield corporate bonds.
     The economic recovery encountered headwinds during the second quarter of 2010 when a number of new global developments produced potential challenges. Europe stumbled economically, as the regional economy was weighed down by the excessive debt burdens carried by some members of the European Union, most notably Greece. Meanwhile, inflationary pressures arose in China, and investors worried that remedial measures might damage a primary engine of the global rebound. The United States also encountered greater economic uncertainty when retail sales, employment and housing indicators sent mixed signals. As a result, the markets remained volatile for much of the second half of the reporting period and some sectors of the bank loan market lost value. While the market environment remained volatile in the third quarter of the reporting period, higher yielding sectors of the bond market and global equities generally resumed their rally, as fears dissipated regarding the European debt crisis and investor sentiment improved.
     The Fund benefited throughout the reporting period from the bank loan market’s robust rebound from depressed levels in the wake of the 2008 recession and financial crisis. While some sectors of the bank loan market experienced declines over the second half of the period, they were not enough to offset the gains witnessed for the overall period. The Fund also benefited from our security selection process, which focuses on fundamental research to help find loans priced at levels that, in our judgment, did not reflect their true creditworthiness and intrinsic values.
     During the reporting period, the aerospace-and-defense sector contributed positively to performance as we found a number of opportunities in the sector that performed well. We also established overweight exposure to companies within the benchmark’s
5 | OPPENHEIMER MASTER LOAN FUND, LLC

FUND PERFORMANCE DISCUSSION Continued
broadcasting sector, which benefited relative performance as they rebounded amid improved advertising revenues. An overweight position in transportation securities helped bolster the Fund’s relative performance when commercial shipping volumes increased during the economic recovery. The Fund also benefited from underweight exposure to some of the benchmark’s lagging sectors, including gaming, lodging and leisure; cable and services.
     These strong results were offset to a degree by mild weakness in other areas. We were late to rallies in the chemicals, building products and housing areas, causing their returns to trail their respective components in the benchmark.
     As of the reporting period’s end, we remain optimistic regarding market conditions. In a slow-growth recovery, we believe that investors are likely to favor loans of companies with sound underlying business fundamentals. Moreover, we believe that investors seeking current income in today’s low interest-rate climate may increasingly turn to bank loans that offer highly competitive yields.
Comparing the Fund’s performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in shares of the Fund held until September 30, 2010. Performance is measured from the inception of the Fund on October 31, 2007. The Fund’s performance reflects reinvestment of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the Credit Suisse Leveraged Loan Index, a representative index of tradable, senior secured, U.S. dollar-denominated, non-investment-grade loans. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
6 | OPPENHEIMER MASTER LOAN FUND, LLC

Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. See page 8 for further information.
7 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES
The Fund’s returns in the graph and table shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce any gains you may realize if you sell your shares.
Shares of Oppenheimer Master Loan Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Fund.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
The Fund commenced operations on 10/31/07.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
8 | OPPENHEIMER MASTER LOAN FUND, LLC

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9 | OPPENHEIMER MASTER LOAN FUND, LLC

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2010	September 30, 2010	September 30, 2010

Actual
	$1,000.00	$1,032.40	$1.78

Hypothetical (5% return before expenses)
	1,000.00	1,023.31	1.78
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2010 is as follows:

Expense Ratio

0.35%
The expense ratio reflects voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
10 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS September 30, 2010

	Principal
	Amount	Value

Corporate Loans—103.1%
Consumer Discretionary—33.2%
Auto Components—2.9%
Dana Corp., Sr. Sec. Credit Facilities Term Loan, 4.51%-4.78%, 1/30/15[1]	$18,383,245	$18,225,682
TI Automotive, Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 6/24/16[1]	4,600,000	4,623,000
United Components Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 3/23/17[1]	10,000,000	10,090,630
Visteon Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 6.25%, 10/1/17[1]	20,100,000	20,250,750

		53,190,062

Automobiles—1.7%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 8/3/13[2,3]	9,033,861	101,631
Ford Motor Co., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.01%-3.05%, 12/16/13[1]	31,050,608	30,497,533

		30,599,164

Diversified Consumer Services—0.5%
Alliance Laundry Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/10/16[1]	2,260,000	2,280,717
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 8/17/14[1]	6,214,307	6,155,271

		8,435,988

Hotels, Restaurants & Leisure—4.9%
24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/22/16[1]	9,117,150	8,718,275
American Seafoods Group LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.50%, 4/15/15[1]	10,473,750	10,476,955
CCM Merger, Inc./MotorCity Casino, Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.50%-8.50%, 7/13/12[1]	11,010,999	10,925,664
Golden Nugget, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 3.069%, 6/30/14[1,4]	3,635,943	2,942,842
Golden Nugget, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Delayed Draw, 3.069%-3.075%, 6/8/14[1,4]	1,897,706	1,535,955
Golden Nugget, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 2L, 3.51%, 12/31/14[1]	2,528,348	997,643
Harrah’s Operating Co., Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B2, 3.498%, 1/28/15[1]	4,655,664	4,021,311
Tranche B3, 3.289%-3.498%, 1/28/15[1]	7,434,900	6,410,535
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw:
Tranche A, 5%, 11/25/13[1]	1,992,828	1,913,613
Tranche B, 5%, 11/25/13[1]	2,265,808	2,175,742
11 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Hotels, Restaurants & Leisure Continued
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities Term Loan, 5%, 11/25/13[1]	$5,664,520	$5,439,355
Las Vegas Sands LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Delayed Draw, 3.03%, 11/23/16[1]	1,529,181	1,391,555
Las Vegas Sands LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 3.03%, 11/23/16[1]	6,862,818	6,251,835
MGM Mirage, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 7%, 2/21/14[1]	8,728,171	7,475,679
Michael Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-6.25%, 6/14/16[1]	7,588,500	7,659,642
Turtle Bay Holding Co. LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche A, 10.238%, 2/5/13[1,4]	291,773	283,749
Tranche B, 2.644%, 3/1/15[1,4]	602,855	512,427
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-on, 4.78%, 5/25/13[1]	2,460,262	2,437,773
Tranche B, 4.78%, 5/25/13[1]	5,538,790	5,488,160
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 4.78%, 5/25/11[1]	3,394,949	3,363,916

		90,422,626

Household Durables—1.3%
Phillips-Van Heusen Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/15/16[1]	6,288,225	6,349,636
Reynolds Group Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/16/16[1]	10,000,000	10,060,130
Spectrum Brands Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8%-8.63%, 6/4/16[1]	6,437,000	6,569,763
Springs Window Fashions Division, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.063%, 12/30/12[1]	1,978,687	1,887,173

		24,866,702

Media—19.0%
Advanstar Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.539%, 5/15/14[1]	5,881,903	4,529,065
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 10/8/16[1]	8,955,000	8,809,481
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.90%, 5/15/13[1,4]	1,641,154	943,664
American Media Operations, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.863%, 1/30/13[1]	14,219,539	13,988,472
Cedar Fair LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/1/16[1]	3,591,000	3,626,131
Cengage Learning Holdings II LP, Sr. Sec. Credit Facilities Incremental Term Loan, 7.50%, 7/3/14[1]	6,911,616	6,918,099
12 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Media Continued
Cengage Learning Holdings II LP, Sr. Sec. Credit Facilities Term Loan, 2.54%, 7/4/14[1]	$15,891,693	$14,315,157
Cequel Communications LLC, Sr. Sec. Credit Facilities Term Loan, 2.25%-2.258%, 11/5/13[1]	11,766,190	11,461,528
Charter Communications Operation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.26%, 3/5/14[1]	12,319,736	12,046,349
Charter Communications Operation LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, 2.759%, 9/1/14[1]	6,484,063	6,058,546
Charter Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche T2 Add-on, 7.151%, 3/6/14[1]	14,595,629	15,124,721
Cinram International, Inc., Sr. Sec. Credit Facilities Term Loan, 2.258%, 5/6/11[1]	16,064,589	11,775,344
Citadel Broadcasting Co., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 11%, 6/3/15[1]	19,880,544	21,026,161
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.906%, 1/29/16[1]	15,439,797	12,218,670
Dex Media West LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7%, 10/24/14[1]	7,283,840	6,350,096
Emmis Communications Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.273%-4.289%, 11/2/13[1]	2,736,877	2,319,504
Entercom Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 1.479%-4.192%, 6/30/12[1]	11,574,998	11,189,167
FoxCo Acquisition Sub LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.397%, 7/14/15[1]	19,067,364	18,757,519
Gray Television, Inc., Sr. Sec. Credit Facilities Term Loan, 4.51%, 12/31/14[1]	18,972,475	18,229,380
Hit Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.685%, 8/5/12[1]	18,954,760	18,332,816
Knowlogy Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4%, 6/12/16[1]	1,490,000	1,495,588
Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 4.507%-4.549%, 3/29/13[1]	17,056,962	15,663,970
Mediacom Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.50%, 10/20/17[1]	5,486,250	5,403,956
Mediacom Communications Corp./MCC Georgia LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche FA, 4.50%, 10/20/17[1]	6,982,500	6,921,403
Mediacom LLC, Sr. Sec. Credit Facilities Term Loan, Tranche D, 5.50%, 3/31/17[1]	13,418,725	13,552,912
Merrill Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 13.019%-14.51%, 11/15/13[1,4]	8,988,255	7,954,606
Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-on, 4/8/12[2]	3,199,619	1,411,832
Tranche B, 4/8/12[2]	23,624,452	10,424,289
Penton Media, Inc., Sr. Sec. Credit Facilities Exit Term Loan, Tranche B, 4.70%, 8/1/14[1,4]	5,835,603	4,240,540
13 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Media Continued
Philadelphia Newspapers, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6/29/13[2]	$2,444,102	$672,128
Six Flags, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 6/30/16[1]	9,186,721	9,242,944
Star Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche A, 8%, 9/28/14[1]	535,711	476,783
Tranche B, 8%, 9/28/14[1,4]	357,141	317,855
TWCC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Incremental Term Loan, 5%, 9/24/15[1]	7,244,920	7,278,559
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.506%, 9/29/14[1]	19,397,680	17,042,414
Wide Open West Finance LLC, Sr. Sec. Credit Facilities 1st Lien Incremental Term Loan, 6.756%-8.63%, 6/18/14[1]	7,218,967	7,068,574
Wide Open West Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.757%-4.685%, 6/30/14[1]	425,320	396,078
Young Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8%, 6/30/15[1]	4,420,944	4,431,996
Zuffa LLC, Sr. Sec. Credit Facilities Incremental Term Loan, Tranche B, 7.50%, 6/18/15[1]	16,630,006	16,827,488

		348,843,785

Specialty Retail—2.3%
Claire’s Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.75%-3.225%, 5/29/14[1]	14,707,069	12,793,312
Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.813%-5%, 7/31/16[1]	8,622,614	8,470,519
NBTY, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/14/17[1]	7,525,000	7,612,343
Pilot Travel Centers LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 11/12/15[1]	7,546,511	7,631,372
Toys R Us Delaware, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 8/11/16[1]	5,700,000	5,718,833

		42,226,379

Textiles, Apparel & Luxury Goods—0.6%
Visant Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 9/22/16[1]	11,685,000	11,764,458
Consumer Staples—3.2%
Food & Staples Retailing—0.3%
Rite Aid Corp., Sr. Sec. Credit Facilities Term Loan, Tranche 2, 1.75%-2.01%, 6/4/14[1]	5,219,012	4,652,938
14 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Food Products—2.1%
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 5%-5.50%, 2/1/17[1]	$4,107,353	$4,135,226
Tranche C1, 5%-5.50%, 2/1/17[1]	10,201,638	10,270,866
Pierre Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 7/29/16[1]	10,035,000	9,934,650
Pierre Foods, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 7/29/17[1]	6,525,000	6,459,750
Pinnacle Foods Finance LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.758%, 4/2/14[1]	8,491,395	8,230,022

		39,030,514

Personal Products—0.8%
Levlad LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.145%, 3/5/15[1,4]	1,289,248	1,166,769
Revlon, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%-6.164%, 8/15/15[1]	13,351,562	13,319,572

		14,486,341

Energy—4.5%
Energy Equipment & Services—2.9%
AL Gulf Coast Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 6/2/16[1]	9,750,000	9,408,750
Bourland & Leverich Supply, Sr. Sec. Credit Facilities 1st Lien Term Loan, 11%, 8/15/15[1]	5,280,000	5,121,600
Precision Drilling Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B1, 6.75%-7.151%, 9/23/14[1]	8,045,577	8,148,665
Sheridan Production Co. LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche I-A, 7.50%, 4/20/17[1]	2,062,515	2,051,687
Tranche I-M, 7.50%, 4/20/17[1]	1,259,796	1,253,182
Sheridan Production Co. LLC, Sr. Sec. Credit Facilities Term Loan, 7.50%, 4/20/17[1]	15,565,189	15,483,472
Trident Exploration Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 12.50%, 5/17/14[1]	12,114,638	12,326,644

		53,794,000

Oil, Gas & Consumable Fuels—1.6%
MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6%, 4/3/16[1]	8,137,763	8,163,193
Venoco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.313%, 5/7/14[1]	8,133,159	7,658,727
Western Refining, Inc., Sr. Sec. Credit Facilities Term Loan, 10.603%, 2/8/14[1]	12,672,249	12,453,120

		28,275,040
15 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Financials—4.1%
Capital Markets—0.9%
Fortress Investment Group LLC, Sr. Sec. Credit Facilities Term Loan, 4%, 9/13/15[1]	$6,295,000	$6,342,213
Nuveen Investments, Inc., Sr. Sec. Credit Facilities Term Loan, 3.289%-3.481%, 11/1/14[1]	11,256,169	10,149,901

		16,492,114

Consumer Finance—0.8%
American General Financial Services Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%, 4/16/15[1]	15,000,000	15,099,615
Insurance—1.3%
ILFC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 7%, 3/5/16[1]	8,653,846	8,789,833
International Lease Finance Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 2/23/15[1]	6,346,154	6,458,348
Swett & Crawford Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.506%, 4/3/14[1]	11,174,523	8,939,618

		24,187,799

Real Estate Management & Development—0.8%
Realogy Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Delayed Draw, Tranche B, 13.50%, 10/15/17	13,245,000	14,128,004
Thrifts & Mortgage Finance—0.3%
Green Tree Credit Solutions, Sr. Sec. Credit Facilities Term Loan, 8%, 12/10/15[1]	5,381,271	5,334,185
Health Care—9.7%
Health Care Equipment & Supplies—2.6%
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.256%, 4/30/13[1]	4,274,420	4,145,520
Carestream Health, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.506%, 9/26/13[1]	3,000,000	2,909,532
Caris Diagnostics, Sr. Sec. Credit Facilities Term Loan, 7.25%, 2/1/15[1]	7,675,510	7,579,566
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 5/23/16[1]	10,320,000	10,328,597
Multiplan, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/9/17[1]	14,400,000	14,434,200
dj Orthopedics, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.256%, 10/31/14[1]	8,782,589	8,431,285

		47,828,700

Health Care Providers & Services—6.4%
Ardent Health Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/19/15[1]	9,950,000	9,763,438
16 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Health Care Providers & Services Continued
Aveta, Inc./MMM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8%, 3/16/15[1]	$3,176,250	$3,100,814
Aveta, Inc./NAMM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8%, 3/16/15[1]	3,176,250	3,100,814
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.549%, 7/2/14[1]	6,275,324	5,961,545
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.549%, 7/2/14[1]	322,573	306,444
HCA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.539%, 3/31/17[1]	3,226,781	3,129,610
HCA, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.539%, 11/18/13[1]	5,917,784	5,704,596
HEALTHSOUTH Corp., Extended Sr. Sec. Credit Facilities Term Loan, 4.01%, 3/15/14[1]	3,045,284	3,045,512
HEALTHSOUTH Corp., Sr. Sec. Credit Facilities Term Loan, 2.51%, 3/10/13[1]	3,700,029	3,693,647
HGI Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 7/27/16[1]	3,480,000	3,497,400
Manor Care, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.756%, 10/18/14[1]	3,637,490	3,505,631
Quintiles Transnational Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.29%, 3/31/13[1]	2,838,948	2,785,718
Quintiles Transnational Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.29%, 3/31/14[1]	11,500,000	11,327,500
RehabCare Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 11/3/15[1]	5,150,583	5,153,777
Rural/Metro Operating Corp., Sr. Sec. Credit Facilities Term Loan, 7%, 11/20/14[1]	1,964,245	1,981,432
Select Medical Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 2.339%, 2/24/12[1]	3,803,635	3,757,280
Tranche T1 Add-on, 2.339%, 2/24/12[1]	3,336,243	3,295,584
Universal American Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 1.631%, 1/18/12[1]	7,005,834	6,445,367
Universal Health Services, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 5/16/16[1]	10,335,000	10,395,553
Vanguard Health Systems, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 1/15/16[1]	7,481,250	7,435,270
Warner Chilcott Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3 Add-on, 6.25%, 4/30/15[1]	1,083,984	1,086,263
Warner Chilcott plc, Sr. Sec. Credit Facilities Term Loan:
Tranche A, 6%, 10/30/14[1]	6,278,401	6,258,781
Tranche B1, 6.25%, 4/30/15[1]	2,395,721	2,399,585
Tranche B2, 6.25%, 4/30/15[1]	3,989,309	3,995,744
inVentiv Health, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, 6.50%, 7/31/16[1]	5,985,000	6,000,896

		117,128,201
17 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Pharmaceuticals—0.7%
PTS Acquisition Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.506%, 4/10/14[1]	$12,739,407	$11,780,767
Valeant Pharmaceuticals International, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 5.50%, 6/21/16[1]	255,000	257,610
Valeant Pharmacueticals International, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/21/16[1]	1,000,000	1,010,234
Warner Chilcott Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 6.50%, 2/20/16[1]	702,059	706,134
Warner Chilcott Corp., Sr. Sec. Credit Facilities Incremental Term Loan, Delayed Draw, Tranche B4, 6.50%, 2/20/16[1]	227,941	229,264

		13,984,009

Industrials—23.0%
Aerospace & Defense—5.1%
AM General LLC, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 3.256%, 9/28/12[1]	510,035	459,032
AM General LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.259%-3.291%, 9/30/13[1]	10,251,174	9,226,057
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.75%, 9/16/13[1]	9,427,406	9,566,856
Dyncorp International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 4/11/16[1]	9,203,856	9,225,669
Hawker Beechcraft, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 10.50%, 3/26/14[1]	18,092,932	18,030,747
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.205%, 12/30/12[1,4]	20,730,857	20,264,412
Triumph Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.563%, 6/1/16[1]	3,278,000	3,300,536
United Air Lines, Inc., Sr. Sec. Credit Facilities Term Loan, 2.313%, 2/3/14[1]	25,218,696	23,810,661

		93,883,970

Air Freight & Logistics—0.6%
Evergreen International Aviation, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 10.434%, 10/31/11[1,4]	10,970,143	10,524,481
Building Products—1.5%
Atrium Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7%, 1/21/16[1]	15,600,000	15,210,000
Champion Opco LLC, Sr. Sec. Credit Facilities Term Loan, 7.397%, 5/11/13[1]	1,343,182	1,296,170
Flag Luxury Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2/6/11[2]	1,837,461	468,553
Goodman Global, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.164%, 2/13/14[1]	7,889,659	7,974,307
Summit Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 7/7/14[1]	3,039,744	3,001,747

		27,950,777
18 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Commercial Services & Supplies—7.5%
Allied Security Holdings LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.644%, 1/29/15[1]	$4,242,798	$4,264,012
Asurion Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.257%-3.398%, 7/3/14[1]	5,422,613	5,192,152
Booz Allen & Hamilton, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 6%, 7/31/15[1]	3,176,000	3,188,405
Booz Allen & Hamilton, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.50%, 7/2/15[1]	1,960,000	1,973,301
Bright Horizons LP, Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.397%, 5/21/15[1]	3,541,541	3,556,402
Ceridian Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.256%, 11/9/14[1]	4,956,396	4,465,094
Evertec, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/1/16[1]	3,840,000	3,764,801
Fidelity National Information Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/18/16[1]	9,565,000	9,325,875
First Data Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B-1, 3.006%-7.96%, 9/24/14[1]	11,901,386	10,505,949
Tranche B-2, 3.006%, 9/24/14[1]	9,488,437	8,372,360
Tranche B-3, 3.006%, 9/24/14[1]	2,859,727	2,523,346
Infogroup, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 5/18/16[1]	3,591,000	3,603,120
Interactive Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 11/3/16[1]	9,576,000	9,712,621
Language Line Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 5.50%, 10/29/15[1]	6,550,500	6,448,148
NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/22/13[1]	555,000	474,525
New Customer Service, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 3/5/16[1]	9,571,428	9,539,528
Rental Service Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 3.50%-4.04%, 11/15/12[1]	11,063,496	10,759,250
Sedgwick CMS Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/30/16[1]	4,825,750	4,831,782
TransUnion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 6/15/17[1]	6,942,600	7,040,234
Travelport LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, Tranche T1, 2.76%, 8/23/13[1]	3,434,969	3,314,120
U.S. Investigations Services, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.292%, 2/21/15[1]	12,309,418	11,324,664
West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.131%-4.132%, 7/15/16[1]	7,393,986	7,306,183
Workflow Management, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.90%, 10/17/10[1,4]	8,727,169	6,981,735

		138,467,607
19 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Construction & Engineering—0.3%
Custom Building Products, Sr. Sec. Credit Facilities Term Loan, 5.75%, 3/19/15[1]	$4,922,034	$4,922,034
Electrical Equipment—1.1%
Freescale Semiconductor Holdings, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.509%, 12/1/16[1]	21,823,051	20,004,470
Industrial Conglomerates—0.5%
Hillman Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/26/16[1]	5,456,325	5,473,376
Precision Partners, Inc., Sr. Sec. Credit Facilities Term Loan, 8.63%, 10/1/13[1]	5,855,286	4,625,676

		10,099,052

Machinery—3.6%
BOC Edwards, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.256%, 5/31/14[1]	4,267,769	3,894,339
Bucyrus International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 3%-4.50%, 12/21/16[1]	13,767,341	13,879,199
Manitowoc Co., Inc. (The), Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.50%-8%, 8/21/14[1]	11,074,789	11,116,286
Nacco Materials, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 2.006%-2.373%, 3/21/13[1]	8,993,922	8,296,893
Pinafore LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/7/16[1]	9,250,000	9,345,358
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.76%, 7/2/14[1]	19,857,524	17,226,402
Veyance Technologies, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.76%, 7/2/14[1]	2,490,908	2,160,862

		65,919,339

Road & Rail—2.3%
Swift Transportation Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.25%, 5/10/14[1]	19,723,341	19,310,255
U.S. Xpress Enterprises, Inc., Sr. Sec. Credit Facilities Term Loan, 6.50%, 10/12/14[1]	24,838,920	22,603,418

		41,913,673

Trading Companies & Distributors—0.5%
CIT Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche 3, 4.50%-6.25%, 7/27/15[1]	9,604,708	9,699,259
Information Technology—5.6%
Internet Software & Services—0.7%
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3.058%, 10/26/14[1]	2,460,000	2,185,865
Savvis Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 7/9/16[1]	10,200,000	10,223,379

		12,409,244
20 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

IT Services—3.5%
Apptis, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.51%-3.54%, 12/20/12[1]	$8,815,440	$8,705,248
Caritor, Inc., Sr. Sec. Credit Facilities Letter of Credit Term Loan, 2.665%, 5/17/13[1]	212,767	193,352
Caritor, Inc., Sr. Sec. Credit Facilities Term Loan, 2.55%, 5/17/13[1]	11,209,144	10,186,309
Datatel, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, 6.50%, 12/9/15[1]	2,020,714	2,030,818
Datatel, Inc., Sr. Sec Credit Facilities 2nd Lien Term Loan, 10.25%, 12/15/16[1]	4,465,000	4,576,625
Dupont Fabros Technology LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 12/2/14[1]	15,500,000	15,383,750
Telcordia Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/9/16[1]	8,468,800	8,511,144
Vertafore, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, 6.75%, 7/31/16[1]	14,962,500	14,998,036

		64,585,282

Office Electronics—0.6%
CDW Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.257%, 10/10/14[1]	11,708,294	10,805,478
Software—0.8%
Allen Systems Group, Inc., Sr. Sec. Credit Facilities Term Loan, 8.384%, 10/19/13[1]	3,080,000	3,096,845
Verint Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.25%, 5/9/14[1]	12,303,487	12,088,176

		15,185,021

Materials—10.0%
Chemicals—5.4%
Chemtura Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 5.50%, 8/11/16[1]	5,356,000	5,400,632
Chemtura Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Tranche A, 6%, 3/22/11[1]	5,356,000	5,394,499
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche C1-B, 4.313%, 5/5/15[1]	5,918,438	5,671,343
Tranche C2-B, 4.063%, 5/5/15[1]	2,635,920	2,525,871
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche C4-B, 4.188%, 5/5/15[1]	4,843,577	4,619,319
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 7.501%, 12/16/13[1]	6,876,191	6,897,679
Tranche C2, 8%, 12/16/14[1]	7,018,397	7,040,329
K2 Pure Solutions NoCal LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 10%, 7/20/15[1]	3,800,000	3,667,000
Lyondell Chemical Co., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 5.50%, 3/14/16[1]	3,491,250	3,525,192
21 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Chemicals Continued
Momentive Performance Materials, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.563%, 12/4/13[1]	$10,754,489	$10,301,908
Nalco Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3%, 9/21/17[1]	3,005,000	3,020,025
Nalco Co., Sr. Sec. Credit Facilities Term Loan, 6.411%, 5/5/16[1]	1,980,000	1,980,206
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.51%-3.73%, 7/30/14[1]	1,984,772	1,849,972
PQ Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.76%, 7/30/15[1]	19,555,358	18,049,596
Solutia, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/2/17[1]	4,235,000	4,248,895
Styron Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 5/21/16[1]	5,678,125	5,766,846
Univar USA OPCO, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.256%, 10/10/14[1]	9,550,000	9,479,569

		99,438,881

Construction Materials—0.1%
CB Richard Ellis Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1A, 6%, 12/20/15[1]	2,571,518	2,579,153
Containers & Packaging—3.6%
Anchor Glass Container Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 2/18/16[1]	10,272,693	10,279,113
Anchor Glass Container Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 8/2/16[1]	12,000,000	11,880,000
BWAY Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.50%-5.918%, 3/28/17[1]	3,055,203	3,061,567
Tranche C, 5.50%, 3/28/17[1]	286,425	287,022
Consolidated Container Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.75%, 9/28/14[1]	19,000,000	17,123,750
Graham Packaging Co. LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6%, 8/9/16[1]	5,000,000	5,045,315
Graham Packaging Co. LP, Sr. Sec. Credit Facilities Term Loan, Tranche C, 6.75%, 4/5/14[1]	6,598,541	6,656,278
Multi-Packaging Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 4/26/16[1]	3,989,500	3,989,500
Reynolds Packaging Group, Sr. Sec. Credit Facilities Term Loan, Tranche 1S, 6.25%, 5/5/16[1]	6,912,774	6,960,299

		65,282,844

Metals & Mining—0.3%
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, 12/19/13[2,3]	837,221	10,800
Fairmount Minerals Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 7/11/16[1]	5,100,000	5,118,065

		5,128,865
22 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Paper & Forest Products—0.6%
Abitibi-Consolidated Co. of Canada/Abitibi-Consolidated, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3/31/09[2]	$1,836,235	$1,827,053
Smurfit-Stone Container Enterprises, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 6.75%, 1/2/16[1]	8,977,500	9,048,575

		10,875,628

Telecommunication Services—3.4%
Diversified Telecommunication Services—2.1%
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 2.506%-2.539%, 5/31/14[1]	22,694,246	20,254,615
Level 3 Communications, Inc., Sr. Sec. Credit Facilities Term Loan, 2.473%-2.739%, 3/16/14[1]	9,661,119	8,855,449
U.S. Telepacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.25%, 7/15/15[1]	9,950,000	10,024,625

		39,134,689

Wireless Telecommunication Services—1.3%
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%-7.151%, 5/12/17[1]	14,539,495	14,630,365
Intelsat Jackson Holdings Ltd., Sr. Sec. Credit Facilities Term Loan, 3.533%, 2/1/14[1]	9,631,580	9,069,741

		23,700,106

Utilities—6.4%
Electric Utilities—6.0%
BRSP LLC, Sr. Sec. Credit Facilities Term Loan, 7.50%, 6/24/14[1]	7,810,210	7,849,261
Bosque Power Co. LLC, Sr. Sec. Credit Facilities Term Loan, 1/16/15[2]	4,812,985	3,407,594
Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 4/21/17[1]	17,955,000	18,283,235
Coleto Creek Power LP, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 3.039%, 6/28/13[1]	2,365,066	2,170,539
Coleto Creek Power LP, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.006%-3.039%, 6/28/13[1]	17,716,709	16,259,510
Kelson Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.539%, 3/8/13[1]	10,822,860	10,732,673
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.039%, 8/16/12[1]	7,704,421	6,873,792
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 3.789%, 8/16/13[1]	10,000,000	7,783,330
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 2.006%, 8/16/12[1]	1,396,547	1,245,983
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.039%, 8/16/12[1]	613,203	547,092
MACH Gen LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.709%, 2/15/15[1,4]	16,149,895	11,452,972
23 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Electric Utilities Continued
RRI Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/8/17[1]	$6,030,000	$6,023,874
Texas Competitive Electric Holdings Co. LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche B1, 3.758%-3.789%, 10/10/14[1]	4,185,279	3,257,833
Tranche B3, 3.758%-3.789%, 10/10/14[1]	16,720,237	12,974,436
Texas Competitive Electric Holdings Co. LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 3.758%-3.789%, 10/10/14[1]	1,732,500	1,339,921

		110,202,045

Water Utilities—0.4%
Entegra TC LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 2.789%, 4/19/14[1]	7,127,314	6,754,406

Total Corporate Loans (Cost $1,872,315,466)		1,894,236,928

Loan Participations—0.1%
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 7/20/15 (Cost $1,488,252)	1,630,000	1,767,531
Corporate Bonds and Notes—2.4%
Aleris International, Inc., 6% Bonds, 7/1/20	43,747	43,747
Berry Plastics Corp., 5.276% Sr. Sec. Nts., 2/15/15[1]	3,530,000	3,344,675
Berry Plastics Holding Corp., 4.167% Sr. Sec. Nts., 9/15/14[1]	4,285,000	3,674,388
Lyondell Chemical Co., 11% Sr. Sec. Nts., 5/1/18	6,485,120	7,206,590
NXP BV/NXP Funding LLC, 3.276% Sr. Sec. Nts., 10/15/13[1]	22,970,000	21,792,788
Verso Paper Holdings LLC, 4.216% Sr. Sec. Nts., Series B, 8/1/14[1]	8,177,500	7,318,863
Wellman, Inc., 5% Cv. Nts., 1/30/19[2,4]	1,050,081	613,572

Total Corporate Bonds and Notes (Cost $46,726,012)		43,994,623

	Shares

Preferred Stocks—0.0%
Alpha Media Group, Inc., Preferred[3] (Cost $—)	105	—
Common Stocks—0.4%
Aleris International, Inc.[3]	50,627	1,961,796
Alpha Media Group, Inc. [3]	784	—
Champion Opco LLC[3]	237,986	157,071
Levlad LLC[3]	7,730	77,298
Star Tribune Holdings Corp.[3]	13,000	234,000
Turtle Bay Holding Co. LLC[3]	293,838	253,435
Wellman, Inc.[3]	973	—
Young Broadcasting, Inc. [3]	1,986	3,996,818

Total Common Stocks (Cost $7,034,997)		6,680,418
24 | OPPENHEIMER MASTER LOAN FUND, LLC

	Units	Value

Rights, Warrants and Certificates—0.7%
Champion Opco LLC Wts., Strike Price $0.000001, Exp. 1/27/20[3]	86,682	$—
ION Media Networks, Inc. Wts., Strike Price $0.01, Exp. 12/18/16[3]	6,081	2,128,350
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24[3]	5,382	10,831,275

Total Rights, Warrants and Certificates (Cost $12,473,813)		12,959,625

	Shares

Investment Company—3.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.24%[5,6] (Cost $65,241,563)	65,241,563	65,241,563

Total Investments, at Value (Cost $2,005,280,103)	110.2%	2,024,880,688
Liabilities in Excess of Other Assets	(10.2)	(186,793,893)

Net Assets	100.0%	$1,838,086,795

Footnotes to Statement of Investments

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Issue is in default. See Note 1 of the accompanying Notes.

3.	Non-income producing security.

4.	Interest or dividend is paid-in-kind, when applicable.

5.	Rate shown is the 7-day yield as of September 30, 2010.

6.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	September 30, 2009	Additions	Reductions	September 30, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	111,141,563	1,344,800,000	1,390,700,000	65,241,563

	Value	Income
| |
Oppenheimer Institutional Money Market Fund, Cl. E	$65,241,563	$181,856
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
25 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2010 based on valuation input level:

		Level 2–	Level 3–
	Level 1–	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$1,894,236,928	$—	$1,894,236,928
Loan Participations	—	1,767,531	—	1,767,531
Corporate Bonds and Notes	—	43,337,304	657,319	43,994,623
Preferred Stocks	—	—	—	—
Common Stocks	—	2,526,529	4,153,889	6,680,418
Rights, Warrants and Certificates	—	2,128,350	10,831,275	12,959,625
Investment Company	65,241,563	—	—	65,241,563

Total Assets	$65,241,563	$1,943,996,642	$15,642,483	$2,024,880,688

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
26 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES September 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,940,038,540)	$1,959,639,125
Affiliated companies (cost $65,241,563)	65,241,563

2,024,880,688
Cash	18,458,762
Receivables and other assets:
Investments sold	21,384,083
Interest, dividends and principal paydowns	6,837,845
Shares of beneficial interest sold	7,303
Other	71,002

Total assets	2,071,639,683

Liabilities
Payables and other liabilities:
Investments purchased	231,727,262
Shares of beneficial interest redeemed	72,614
Shareholder communications	14,172
Directors’ compensation	4,841
Other	1,733,999

Total liabilities	233,552,888

Net Assets—applicable to 164,941,418 shares of beneficial interest outstanding	$1,838,086,795

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$11.14
See accompanying Notes to Financial Statements.
27 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF OPERATIONS For the Year Ended September 30, 2010

Investment Income
Interest	$129,077,765
Dividends from affiliated companies	181,856
Other income	1,745,253

Total investment income	131,004,874

Expenses
Management fees	4,343,689
Legal, auditing and other professional fees	461,602
Custodian fees and expenses	334,442
Directors’ compensation	27,585
Shareholder communications	24,896
Other	25,733

Total expenses	5,217,947
Less waivers and reimbursements of expenses	(80,969)

Net expenses	5,136,978

Net Investment Income	125,867,896

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	23,433,696
Swap contracts	(3,249,633)

Net realized gain	20,184,063
Net change in unrealized appreciation/depreciation on:
Investments	10,730,023
Swap contracts	1,468,895

Net change in unrealized appreciation/depreciation	12,198,918

Net Increase in Net Assets Resulting from Operations	$158,250,877

See accompanying Notes to Financial Statements.
28 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2010	2009

Operations
Net investment income	$125,867,896	$54,206,844
Net realized gain (loss)	20,184,063	(32,994,343)
Net change in unrealized appreciation/depreciation	12,198,918	65,913,192

Net increase in net assets resulting from operations	158,250,877	87,125,693

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Proceeds from contributions	961,610,844	482,876,501
Payments for withdrawals	(354,843,769)	(30,989,693)

	606,767,075	451,886,808

Net Assets
Total increase	765,017,952	539,012,501
Beginning of period	1,073,068,843	534,056,342

End of period	$1,838,086,795	$1,073,068,843

See accompanying Notes to Financial Statements.
29 | OPPENHEIMER MASTER LOAN FUND, LLC

FINANCIAL HIGHLIGHTS

Year Ended September 30,	2010	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$9.96	$9.35	$10.00

Income (loss) from investment operations:
Net investment income[2]	.92	.76	.68
Net realized and unrealized gain (loss)	.26	(.15)	(1.33)

Total from investment operations	1.18	.61	(.65)

Net asset value, end of period	$11.14	$9.96	$9.35

Total Return, at Net Asset Value[3]	11.85%	6.52%	(6.50)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,838,087	$1,073,069	$534,056
Average net assets (in thousands)	$1,449,988	$613,182	$523,536
Ratios to average net assets:[4]
Net investment income	8.68%	8.84%	7.56%
Total expenses[5]	0.36%	0.36%	0.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.35%	0.35%	0.37%

Portfolio turnover rate	72%	56%	53%

1.	For the period from October 31, 2007 (commencement of operations) to September 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	0.37%
Year Ended September 30, 2009	0.37%
Period Ended September 30, 2008	0.41%
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Master Loan Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of September 30, 2010, all of the shares of the Fund were owned by other funds advised or sub-advised by the Manager or an affiliate of the Manager.
     Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. The Fund currently offers one class of shares.
     For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal
31 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Loans are valued at the mean between the “bid” and “asked” price, as typically obtained from independent pricing services. These prices are determined based upon information obtained from market participants including the average of broker-dealer price quotations. Loans may also be valued based upon price quotations obtained directly from a broker-dealer. Price quotations provided by broker-dealers may be based on reported trade data, to the extent the loan has recently traded.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
32 | OPPENHEIMER MASTER LOAN FUND, LLC

Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.
     As of September 30, 2010, securities with an aggregate market value of $1,896,004,459, representing 103.15% of the Fund’s net assets were comprised of loans.
Credit Risk. Loans and debt securities are subject to credit risk. Credit risk relates to the ability of the borrower under a loan or issuer of a debt security to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. Information concerning securities in default as of September 30, 2010 is as follows:

Cost	$33,729,875
Market Value	$18,937,452
Market Value as a % of Net Assets	1.03%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Federal Taxes. The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.
33 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.
Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
34 | OPPENHEIMER MASTER LOAN FUND, LLC

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount

Contributions	90,265,894	$961,610,844	54,257,583	$482,876,501
Withdrawls	(33,024,937)	(354,843,769)	(3,693,943)	(30,989,693)

Net increase	57,240,957	$606,767,075	50,563,640	$451,886,808

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$1,937,035,346	$1,040,552,271
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.30%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended September 30, 2010, the Fund paid no fees to OFS for services to the Fund.
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF. During the year ended September 30, 2010, the Manager waived fees and/or reimbursed the Fund $80,969 for management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and
35 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
36 | OPPENHEIMER MASTER LOAN FUND, LLC

     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be credit-worthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counter-parties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Swap contracts

Credit contracts	$(3,249,633)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Swap contracts

Credit contracts	$1,468,895

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a
37 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the
38 | OPPENHEIMER MASTER LOAN FUND, LLC

reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
The Fund purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
During the period the Fund had an average outstanding notional amount of $5,958,333 for credit default swaps to purchase credit protection.
As of September 30, 2010, the Fund had no such credit default swaps outstanding.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
39 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
40 | OPPENHEIMER MASTER LOAN FUND, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Oppenheimer Master Loan Fund, LLC:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Master Loan Fund, LLC, including the statement of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from October 31, 2007 (commencement of operations) to September 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Master Loan Fund, LLC as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from October 31, 2007 to September 30, 2008, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 17, 2010
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale
42 | OPPENHEIMER MASTER LOAN FUND, LLC

of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Joseph Welsh and Margaret Hui, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load loan participation funds. The Board considered that the Fund outperformed its performance universe median during the one-year period and period since the Fund’s inception. The Board also considered that other Oppenheimer Funds hold approximately 85% of the outstanding shares of the Fund.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail no-load loan participation funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual management fees and total expenses were lower than the expense group median.
43 | OPPENHEIMER MASTER LOAN FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     Economies of Scale. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement through August 31, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
45 | OPPENHEIMER MASTER LOAN FUND, LLC

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held;
Fund, Length of Service, Age	Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors and Director (since 2007) Age: 73	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997- 2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance com- pany) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television chan- nel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Director (since 2007) Age: 74	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Director (since 2007) Age: 72	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (account- ing firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994- June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Director (since 2007) Age: 68	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharma- ceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the
46 | OPPENHEIMER MASTER LOAN FUND, LLC

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held;
Fund, Length of Service, Age	Number of Portfolios in the Fund Complex Currently Overseen
Jon S. Fossel, Continued	Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds com- plex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Director (since 2007) Age: 69	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfo- lios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Director (since 2008) Age: 62	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987- March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 15 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Director (since 2007) Age: 63	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational orga- nization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991- April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (invest- ment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
47 | OPPENHEIMER MASTER LOAN FUND, LLC

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held;
Fund, Length of Service, Age	Number of Portfolios in the Fund Complex Currently Overseen
Robert J. Malone, Director (since 2007) Age: 66	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (chari- table organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996- April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Director (since 2007) Age: 68	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985- 2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds com- plex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED DIRECTOR AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Director, President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital
48 | OPPENHEIMER MASTER LOAN FUND, LLC

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held;
Fund, Length of Service, Age	Number of Portfolios in the Fund Complex Currently Overseen
William F. Glavin, Jr., Continued	Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds com- plex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey, Wixted and Ms. Hui, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Margaret Hui, Vice President and Portfolio Manager (since 2007) Age: 52	Vice President of the Manager (since February 2005); formerly Assistant Vice President of the Manager (October 1999-January 2005). An officer of 2 portfo- lios in the OppenheimerFunds complex.

Joseph Welsh, Vice President and Portfolio Manager (since 2007) Age: 46	Head of the Manager’s High Yield Corporate Debt Team (since April 2009); Senior Vice President of the Manager (since May 2009); Vice President of the Manager (December 2000-April 2009); Assistant Vice President of the Manager (December 1996-November 2000); a high yield bond analyst of the Manager (January 1995-December 1996); a CFA. A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2007) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.
49 | OPPENHEIMER MASTER LOAN FUND, LLC

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held;
Fund, Length of Service, Age	Number of Portfolios in the Fund Complex Currently Overseen
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2007) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2007) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge upon request, by calling 1.800.525.7048.
50 | OPPENHEIMER MASTER LOAN FUND, LLC

OPPENHEIMER MASTER LOAN FUND, LLC

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
51 | OPPENHEIMER MASTER LOAN FUND, LLC

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
52 | OPPENHEIMER MASTER LOAN FUND, LLC

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number — whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
53 | OPPENHEIMER MASTER LOAN FUND, LLC

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $37,300 in fiscal 2010 and $37,300 in fiscal 2009.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $359,900 in fiscal 2010 and $211,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services relating to FIN 45 and FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $12,000 in fiscal 2010 and no such fees in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2) 100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $371,900 in fiscal 2010 and $211,540 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;
•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;
•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and
•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2) Exhibits attached hereto.
(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Loan Fund, LLC
By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 11/09/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 11/09/2010

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 11/09/2010